                                                                    EXHIBIT 99.3

                     AMENDMENT NO. 1 TO PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (the "Amendment") is dated as of
                                                      ---------
August 30, 2001 and is by and among SCHLUMBERGER TECHNOLOGY CORPORATION, a Texas corporation ("STC"), CAMCO INTERNATIONAL INC., a Delaware corporation ("CII"),
              ---                                                       ---
SCHLUMBERGER SURENCO S.A., a Panamanian company ("Surenco"), and SCHLUMBERGER
                                                  -------
OILFIELD HOLDINGS LTD., a British Virgin Islands company ("SOHL" and together
                                                           ----
with STC, CII and Surenco, each a "Seller" and, collectively, the "Sellers" or
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"Schlumberger"), HANOVER COMPRESSOR COMPANY, a Delaware corporation ("Hanover"),
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and HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership
("Purchaser").  Terms used and not defined herein shall have the meanings
  ---------
assigned to them in the Purchase Agreement dated June 28, 2001, by and among
STC, CII, Surenco, SOHL, Hanover and Purchaser (the "Purchase Agreement").
                                                     ------------------

                                   RECITALS
                                   --------

     A. WHEREAS, the Sellers, Hanover and Purchaser entered into the Purchase Agreement on June 28, 2001; and

     B. WHEREAS, the Sellers, Hanover and Purchaser desire to amend the Purchase Agreement as set forth in this Amendment to reflect their agreement to exclude the Rocky Mountain Assets from the transaction and to reference their agreement regarding the contracts and other documents listed on Schedule 1.5(a) hereto.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Sellers, Hanover and Purchaser hereby agree as follows:

     1. Section 1.1 of the Purchase Agreement is amended and restated to read in its entirety as follows:

          1.1  Purchase and Sale.  Subject to the terms and conditions hereof,
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     Purchaser and/or one or more of its Affiliates shall purchase:  (i) 100% of the issued and outstanding shares (the "POC Shares") of the capital stock
                                             ----------
     of Production Operators Corporation, a Delaware corporation ("POC"), from
                                                                   ---
     CII, (ii) a 35.5% equity interest in and a $7,952,000 loan to (the "Harwat
                                                                         ------
     Interest") Harwat International Finance N.V., a Curacao limited liability
     --------
     company ("Harwat"), from SOHL, (iii) a 30% equity interest in and a
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     $79,185,000 loan to ("WilPro Interest") WilPro Energy Service (PIGAP II)
                           ---------------
     Limited, a Cayman Islands company ("WilPro"), from Surenco, and (iv) the
                                         ------
     contracts and other assets of Operational Services, Inc.'s Mechanical Services Group listed on Exhibit 1.1A (the "OSI Assets"). In addition,
                              ------------       ----------
     STC, SOHL and Purchaser shall enter into the Alliance Agreement. The consummation of the transactions contemplated in this Section 1.1 shall be
                                                           -----------
     referred to herein as the "Closing".

     2. Section 1.2(a) of the Purchase Agreement is amended and restated to read in its entirety as follows:

          (a) Subject to the terms and conditions hereof, and subject to the adjustments specified in Section 1.3 hereof, the aggregate amount (the "Aggregate Purchase Price") paid by Hanover for the Schlumberger Equity Interests, the OSI Assets, and the Alliance Agreement, which shall be allocated by the Parties in accordance with Section 1.2(c), shall consist of: (i) the following amounts paid at Closing: (A) Two Hundred Seventy Million Dollars ($270,000,000) in cash, (B) One Hundred Fifty Million Dollars ($150,000,000) in the form of a subordinated promissory note having the terms set forth on the Term Sheet attached hereto as Exhibit 1.2 (the "Hanover Note") and (C) a number of shares of Hanover common stock ("Hanover Stock") having a value (without giving effect to any restrictions on transfer) of Two Hundred Eighty Three Million Dollars ($283,000,000), as provided in Section 1.2(b), and (ii) upon any draw down on a financing of the PIGAP II project owned by WilPro, the net amount of the draw down multiplied by 30% until an aggregate of Fifty Eight Million Dollars ($58,000,000) in cash has been paid to Surenco.

     3. Section 4.11 of the Purchase Agreement is amended and restated to read in its entirety as follows:

          4.11  Sale of OSI Assets.  Sellers agree that Sellers and/or one of
                ------------------
     their Affiliates shall sell the OSI Assets to Purchaser and/or one of its Affiliates on the Closing Date, all on terms and conditions (other than price, which is set forth on Schedule 1.2(c) hereof) reasonably
                                  ---------------
     satisfactory to the Parties.

     4. Section 5.13 of the Purchase Agreement is amended and restated to read in its entirety as follows:

          5.13  Purchase of OSI Mechanical Services Group.  Purchaser agrees
                -----------------------------------------
     that Purchaser and/or one of its Affiliates shall buy the OSI Assets on the Closing Date, all on terms and conditions (other than price, which is set forth on Schedule 1.2(c) hereof) reasonably satisfactory to the Parties.
              ---------------

     5. Section 5.15 of the Purchase Agreement is amended and restated to read in its entirety as follows:

          5.15  Designation of Purchasing Entities.  Purchaser shall, as soon as
                ----------------------------------
     practicable and in no event more than three days after the date hereof, notify the Sellers of the identity of the purchasing entity with respect to the POC Companies, the WilPro Interest, the Harwat Interest and the OSI Assets. Hanover Cayman, Limited, a Cayman Islands company that is wholly owned by Purchaser, shall be the buyer of the WilPro Interest. The Sellers agree that, up to ten days prior to the Closing, the Purchaser may change these purchasing entities, subject to the Sellers consent (which will not be unreasonably withheld).

     6. The lead in to Article VI of the Purchase Agreement is amended and restated to read in its entirety as follows:

          The obligations of Purchaser to purchase the Schlumberger Equity Interests and the OSI Assets and complete the Closing at the Closing Date are, at the option of Purchaser, subject to satisfaction of each of the following conditions precedent on or before the Closing Date (Purchaser and Hanover agree that there is no financing or board approval conditions to their obligations to purchase the POC Shares, the Harwat Interest or the WilPro Interest at the Closing Date):

     7. The lead in to Article VII of the Purchase Agreement is amended and restated to read in its entirety as follows:

          The obligation of each Seller, as applicable, to sell the Schlumberger Equity Interests and the OSI Assets and complete the Closing at the Closing Date are, at the option of each Seller, subject to the satisfaction of each of the following conditions precedent on or before the Closing Date:

     8. Section 8.2(o) of the Purchase Agreement is amended and restated to read in its entirety as follows:

          (o) An executed copy of an asset purchase agreement effecting the sale of the OSI Assets.

     9. Section 8.3 (o) of the Purchase Agreement is amended and restated to read in its entirety as follows:

          (o) An executed copy of an asset purchase agreement effecting the purchase of the OSI Assets and an executed copy of a stock purchase agreement effecting the purchase of the Guara Interest.

     10. The definition of "Excluded Assets" as set forth in Appendix I to the Purchase Agreement is amended and restated to read in its entirety as follows:

          "Excluded Assets" shall mean the assets of the POC Entities which are not to be acquired by Purchaser and which are set forth on Schedule 1.4
                                                                ------------
     hereto, including, without limitation, the assets set forth on Schedule
                                                                    --------
     1.4(a) hereto.
     ------

     11. The definition of "Related Agreement" as set forth in Appendix I to the Purchase Agreement is amended and restated to read in its entirety as follows:

          "Related Agreement" shall mean the asset purchase agreement entered into at Closing by the Parties or their respective Affiliates relating to the acquisition of the OSI Assets.

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

     12. Schedule 1.5 to the Purchase Agreement is amended by inserting the following after the phrase "4. The balances shown for the obligations listed on the attached schedule are in USD (000's) as of May 31, 2001 and represent primarily benefit and tax obligations of Schlumberger":

          "5. Any Liability arising from or relating to the assets on Schedule 1.4(a); and

           6. Any Liability arising on or prior to the Closing Date relating to the agreements set forth in Schedule 1.5(a) or to the agreements being
                                 ---------------
     assigned pursuant to any agreement set forth on Schedule 1.5(a)."
                                                     ---------------

     13. The definition of Target Net Worth is amended and restated to read in its entirety as follows:

          "Target Net Worth" is equal to the sum of (i) $489,861,833, which is based on the unaudited financials for the Schlumberger Equity Interests, excluding (except as set forth in Schedule 1.3(i) and Schedule 1.3(j)) the
                                       ---------------     ---------------
     Excluded Assets and the Excluded Liabilities, as of May 31, 2001 and (ii) any gain in excess of $100,000 realized after May 31, 2001 by the POC Entities in connection with the termination or cancellation of any customer contracts.

     14.  Schedule 1.4(a) to the Purchase Agreement is attached hereto.
          ---------------

     15.  Schedule 1.5(a) to the Purchase Agreement is attached hereto.
          ---------------

     16. The Purchase Agreement, as amended by this Amendment, and all documents and instruments referred to in the Purchase Agreement constitute the complete agreement of the Parties with respect to the subject matter hereof and supercede all prior discussions, negotiations and understandings, both written and oral.

     17. The laws of the State of Texas shall govern the interpretation, validity and performance of the terms of this Amendment, regardless of the law that might be applied under principles of conflicts of law.

     18. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on August __, 2001.

SCHLUMBERGER TECHNOLOGY                 SCHLUMBERGER SURENCO S.A.
CORPORATION

By: ____________________________        By: ________________________________
Name: __________________________        Name: ______________________________
Title: _________________________        Title: _____________________________

HANOVER COMPRESSOR COMPANY              SCHLUMBERGER OILFIELD HOLDINGS LTD.

By: ____________________________        By: ________________________________
Name: __________________________        Name: ______________________________
Title: _________________________        Title: _____________________________


HANOVER COMPRESSION LIMITED             CAMCO INTERNATIONAL, INC.
PARTNERSHIP

By: ____________________________        By: ________________________________
Name: __________________________        Name: ______________________________
Title: _________________________        Title: _____________________________